UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 980-221-3235
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
The disclosure under “Guidance Update” under Item 7.01 of this Current Report on Form 8-K is incorporated in this Item 2.02 by reference. The information furnished under Item 2.02 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.
As described below under Item 8.01, on January 17, 2023, Sealed Air Corporation, a Delaware corporation (the “Company”) announced the commencement of an offering of the Notes (as defined below). In connection with the offering of the Notes, the Company provided certain information to prospective investors in a preliminary offering memorandum dated January 17, 2023 (the “Preliminary Offering Memorandum”). The Preliminary Offering Memorandum disclosed certain information that supplements or updates certain prior disclosures of the Company. Information from that Preliminary Offering Memorandum is set forth below.
Expected Acquisition of Liqui-Box
On November 1, 2022, the Company announced in its Current Report on Form 8-K the execution of a definitive purchase agreement, dated as of October 31, 2022 (the “Acquisition Agreement”), to acquire all of the issued and outstanding shares of capital stock of LB Holdco, Inc., the parent company of Liqui-Box, Inc. (collectively, “Liqui-Box”), on a cash-free and debt-free basis, for an aggregate purchase price of $1.15 billion in cash, subject to customary adjustments for (i) working capital, cash, certain specific tax attributes and indebtedness of Liqui-Box at closing and (ii) specified transaction expenses (the “Liqui-Box Acquisition”). On November 1, 2022, the Company also announced that it had secured $1.0 billion of committed financing, including a commitment for a senior unsecured 364-day bridge loan (the “Bridge Loan Commitment”) in connection with the Liqui-Box Acquisition.
The Company expects to use a portion of the net proceeds from the Notes, along with cash on hand and the borrowing under its incremental term loan facility in the aggregate principal amount of $650 million to finance the Liqui-Box Acquisition.
For the twelve months ended September 30, 2022, Liqui-Box had net sales of $356.5 million, net loss of $84.3 million, and Adjusted EBITDA (as defined below) of $85.0 million. The financial information for Liqui-Box for the twelve months ended September 30, 2022 is based on preliminary unaudited estimated financial data of Liqui-Box provided to the Company by Liqui-Box, and Liqui-Box’s Adjusted EBITDA is based on the financial information provided to the Company by Liqui-Box as adjusted by Liqui-Box management, and therefore the Company cannot assure readers of the accuracy or completeness of the information and readers should not place undue reliance on this financial information.
For Liqui-Box, Adjusted EBITDA is defined as Net earnings (loss) before interest expense, net, income tax provision, depreciation and amortization, foreign currency impacts for intercompany activity, net of adjustments, adjusted to exclude the impact of certain specified items (collectively, “Liqui-Box Special Items”), including integration and restructuring costs, sale and leaseback adjustments, transaction related expenses, pro forma adjustments, and certain other adjustments. Liqui-Box evaluated Liqui-Box Special Items on an individual basis. Liqui-Box’s evaluation of whether to exclude a Liqui-Box Special Item for purposes of determining Liqui-Box’s non-U.S. GAAP financial measures considered both the quantitative and qualitative aspects of the item, including among other things (i) its nature, (ii) whether or not it related to Liqui-Box’s ongoing business operations, and (iii) whether or not Liqui-Box expected it to occur as part of its normal business on a regular basis.
Set forth below for Liqui-Box is a reconciliation of U.S. GAAP net earnings (loss) to Adjusted EBITDA.

Twelve Months Ended September 30, 2022(1)

(In millions)
U.S. GAAP Net loss per unaudited Liqui-Box financial statements..........................................................................................................	$(84.3)
Interest expense, net...................................................................................................................................................................................	40.8
Income tax provision..................................................................................................................................................................................	4.1
Depreciation and amortization...................................................................................................................................................................	81.6
Foreign currency impacts for intercompany activity(2)...............................................................................................................................	12.6
Liqui-Box Special Items:............................................................................................................................................................................

Integration and restructuring costs(3)................................................................................................................................................	5.3
Sale leaseback adjustments(4)...........................................................................................................................................................	3.7
Transaction related expenses(3)........................................................................................................................................................	4.4
Pro forma adjustments(5)..................................................................................................................................................................	15.2
Other adjustments(6).........................................................................................................................................................................	1.6
Pre-tax impact of Liqui-Box Special Items............................................................................................................................................	30.2
Non-U.S. GAAP Liqui-Box Adjusted EBITDA........................................................................................................................................	$85.0

(1)The financial information for Liqui-Box for the twelve months ended September 30, 2022 is based on preliminary unaudited estimated financial data of Liqui-Box provided to the Company by Liqui-Box, and Liqui-Box’s Adjusted EBITDA is based on the financial information provided to the Company by Liqui-Box as adjusted by Liqui-Box management, and therefore the Company cannot assure readers of the accuracy or completeness of the information and readers should not place undue reliance on this financial information.
(2)Pertains to foreign currency translation and revaluation impacts primarily related to intercompany activity between affiliates of Liqui-Box that are remaining with the sellers and not being acquired by the Company.
(3)Pertains to integration and restructuring efforts, and related deal costs of acquisition activity incurred by Liqui-Box prior to the Liqui-Box Acquisition. Additionally, deal costs also include transaction costs incurred by Liqui-Box related to the Liqui-Box Acquisition.
(4)Pertains to adjustments for non-recurring sale leaseback transactions entered into by Liqui-Box pre-acquisition for two manufacturing facilities.
(5)Pertains to pro forma adjustments to pass through raw material costs to Liqui-Box customers in line with contractual terms and via commercial pricing adjustments, and forecasted cost reductions from consolidating Liqui-Box manufacturing locations. By the fourth quarter of 2022, the pass through material cost and manufacturing consolidation pro forma adjustments should be fully realized.
(6)The majority of this adjustment relates to management fees paid to the former private equity owner of Liqui-Box.
Adjusted EBITDA is a non-U.S. GAAP financial measure. Please see below under the heading “NON-U.S. GAAP INFORMATION” for important information concerning non-U.S. GAAP financial measures.
The consummation of the expected Liqui-Box Acquisition is subject to customary closing conditions. The waiting period with respect to the Liqui-Box Acquisition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired at 11:59 p.m. Eastern Time on December 12, 2022. As of the date of this Current Report, the Company believes that all conditions to closing that, by the terms of the Acquisition Agreement may be satisfied in advance of closing, have been satisfied.
The Bridge Loan Commitment was reduced by $650 million upon establishment of the incremental term loan facility. The Bridge Loan Commitment will be further reduced on a dollar-for-dollar basis by 100% of the net cash proceeds from the offering of Notes. Although the Company does not currently expect to make any borrowings under the Bridge Loan Commitment, there can be no assurance that such borrowings will not be made.
Guidance Update
For the full year 2022, the Company expects net sales and Adjusted EBITDA to be near the low end of the previous range of $5.65 to $5.75 billion and $1.21 to $1.23 billion, respectively.
The Company maintains full year Adjusted EPS guidance of $4.05 to $4.15.
For the full year 2022, the Company expects Free Cash Flow to be in the range of $365 to $385 million, compared to the previous outlook range of $460 to $500 million. The updated guidance is driven primarily by reduction of accounts payable balances due to moderation of purchasing activities tied to inventory reduction initiatives during the fourth quarter.
Adjusted EBITDA, Adjusted EPS and Free Cash Flow are non-U.S. GAAP financial measures. The Company presents results and guidance, adjusted to exclude the effects of special items and their related tax impact that would otherwise be included under U.S. GAAP, to aid in comparisons with other periods or prior guidance. Please see below under the heading “NON-U.S. GAAP INFORMATION” for important information concerning non-U.S. GAAP financial measures.
The updated guidance in this section is not a comprehensive statement of financial results for the 2022 fiscal year, and is provided prior to completion of all internal and external review and audit procedures relating to the Company’s comprehensive financial information for the 2022 fiscal year. Actual results may vary from these estimates, and the variations may be material. Among the factors that could cause or contribute to material differences between the Company’s actual results and expectations indicated by the forward-looking statements are risk and uncertainties that include, but are not limited to, changes to the Company’s financial results for the year ended December 31, 2022 due to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time that the Company’s financial statements for the fiscal year are finalized and publicly released and other risks and uncertainties described below and in the Company’s filings with the Securities and Exchange Commission.

The information furnished under Item 7.01 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any registration statement or other document filed under the Securities Act, or the Exchange Act, except as set forth by specific reference in such filing. This report shall not be deemed an admission as to the materiality of any information in this report that is being disclosed pursuant to Regulation FD.

Item 8.01	Other Information.
Tender Offer
On January 17, 2023, the Company announced that it commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding €400 million aggregate principal amount of 4.500% Senior Notes due 2023 (the “2023 Euro Notes”). A copy of the press release, dated January 17, 2023, announcing the commencement of the Tender Offer is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
New Notes Offering
Also, on January 17, 2023, the Company announced that, together with Sealed Air Corporation (US), a Delaware corporation and a wholly owned subsidiary of the Company (together with the Company, the “Issuers”), the Issuers commenced an offering of senior notes due 2028 (the “Notes”). The Notes will be jointly and severally, and irrevocably and unconditionally, guaranteed on a senior unsecured basis by each of the Company’s existing and future wholly owned domestic subsidiaries that guarantee its senior secured credit facilities, subject to release under certain circumstances, although, for purposes of this offering, Sealed Air Corporation (US) is a co-issuer and not a guarantor.
The Issuers intend to use the net proceeds from the offering of the Notes, (i) together with a borrowing under the Company’s incremental term loan facility and cash on hand, to finance the acquisition of LB Holdco, Inc., the parent company of Liqui-Box, Inc., including related fees and expenses, (ii) to repurchase any or all of the Company’s outstanding 2023 Euro Notes pursuant to the Tender Offer commenced by the Company today and satisfy and discharge all of the Company’s outstanding 2023 Euro Notes in accordance with the terms of the indenture governing the 2023 Euro Notes and to pay related premiums, fees and expenses in connection therewith and (iii) to the extent of any remaining proceeds after giving effect to the foregoing transactions, for general corporate purposes. A copy of the press release, dated January 17, 2023, announcing the offering of the Notes, is attached as Exhibit 99.2 hereto and is incorporated herein by reference.
The Notes and related guarantees will be offered only to qualified institutional buyers under Rule 144A of the Securities Act, as amended and to non-U.S. persons in transactions outside the United States under Regulation S of the Securities Act. The Notes have not been registered under the Securities Act, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. This announcement shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
Update on Liqui-Box Acquisition
The information set forth in the second to last paragraph under the heading “Expected Acquisition of Liqui-Box” in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference.
Update on Bridge Loan Commitment
The information set forth in the last paragraph under the heading “Expected Acquisition of Liqui-Box” in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning the Company's business, consolidated financial condition, results of operations, or cash flows. The U.S. Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking statements so that investors can better understand a company’s future prospects and make informed investment decisions. Forward-looking statements are subject to risks and uncertainties, many of which are outside the Company’s control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipate,” “believe,” “plan,” “assume,” “could,” “should,” “estimate,” “expect,” “intend,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this report regarding the Company’s strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements the Company makes regarding expected future operating results, the expected consummation of the Liqui-Box Acquisition, Liqui-Box’s expected future operating results, expectations regarding the results of restructuring and other programs, expectations regarding the results of business strategies and transformations (including expected cost synergies following the Liqui-Box Acquisition), anticipated levels of capital expenditures and expectations of the effect on the Company's financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings.
The following are important factors that the Company believes could cause actual results to differ materially from those in the Company's forward-looking statements: global economic and political conditions, currency translation and devaluation effects, changes in raw material pricing and availability, competitive conditions, the success of new product offerings, consumer preferences, the effects of animal and food-related health issues, the effects of epidemics or pandemics, including the Coronavirus Disease 2019, negative impacts related to the ongoing conflict between Russia and Ukraine and related sanctions, export restrictions and other counteractions thereto, changes in energy costs, environmental matters, the success of the Company's restructuring activities, the success of the merger, acquisition and equity investment strategies, the success of the Company's financial growth, profitability, cash generation and manufacturing strategies and the Company's cost reduction and productivity efforts, changes in the Company's credit ratings, the tax benefit associated with the Settlement agreement (as defined in Note 18 to the condensed consolidated financial statements included in Part I, Item 1 of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022), regulatory actions and legal matters, and the other information referenced in Part I, Item 1A, “Risk Factors” of the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and as revised and updated by the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, as filed with the Securities and Exchange Commission, and as revised and updated by the Company's Current Reports on Form 8-K. Any forward-looking statement made by the Company in this report is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
NON-U.S. GAAP INFORMATION
Non-U.S. GAAP measures are used by management to review and analyze our operating performance and, along with other data, as internal measures for setting annual budgets and forecasts, assessing financial performance, providing guidance and comparing our financial performance with our peers and may also be used for purposes of determining incentive compensation. The non-U.S. GAAP information has limitations as an analytical tool and should not be considered in isolation from or as a substitute for U.S. GAAP information. It does not purport to represent any similarly titled U.S. GAAP information and is not an indicator of our performance under U.S. GAAP. Non-U.S. GAAP financial measures that we present may not be comparable with similar titled measures used by others. Investors are cautioned against placing undue reliance on these non-U.S. GAAP measures. Information reconciling forward-looking U.S. GAAP measures to non-U.S. GAAP measures is not available without unreasonable effort. For non-U.S. GAAP financial measures presented for the Company, we have not provided guidance for the most directly comparable U.S. GAAP financial measures, as they are not available without unreasonable effort due to the high variability, complexity, and low visibility with respect to certain Special Items, including restructuring charges, adjustments in the valuation of our “SEE Ventures” portfolio (which may include debt, equity method, or equity investments), gains and losses related to acquisition and divestiture of businesses, the ultimate outcome of certain legal or tax proceedings, and other unusual gains and losses. The Company is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. These items are uncertain, depend on various factors, and could be material to our results computed in accordance with U.S. GAAP.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated January 17, 2023 announcing the commencement of the Tender Offer.
99.2	Press release, dated January 17, 2023, announcing the offering of the Notes.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Christopher J. Stephens, Jr.
	Name:	Christopher J. Stephens, Jr.
	Title:	Senior Vice President & Chief Financial Officer
Dated: January 17, 2023